SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 18, 2001

                         Commission File Number: 0-25974

                         CAPITAL DEVELOPMENT GROUP, INC.
                 (Name of small business issuer in its charter)

           OREGON                                          93-1113777
----------------------------                   ---------------------------------
(State or other jurisdiction                   (IRS Employer Identification No.)
    of incorporation or
       organization)


4333 Orange Street, Suite 3600                        Riverside, CA 92501-3839
----------------------------------------            ----------------------------
(Address of principal administrative                   (City, State, Zip Code)
              offices)

                                 (909) 276-0873
                       -----------------------------------
                         (Registrants telephone number)


Item 4.  Change in Registrant's Certifying Accountant

(a)  Previous Principal Independent Accountant

     (i) The registrant has accepted the resignation of its former principal Accountants, Porter & Company, effective May 15, 2000.

     (ii) The audit report issued by Porter & Company was unqualified.

     (iii) During the prior fiscal year of the registrant and each subsequent period preceding May 15, 2000, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any reportable events.

     (iv) The registrant's Board of Directors has approved the decision to accept the resignation and change accountants.

     (v) Porter & Company did not advise the registrant of any reportable events as defined in Regulation S-B, Item 304(a)(1)(iv)(B).

(b)  New Principal Independent Accountant

On March 23, 2001 the registrant engaged Squar, Milner, Reehl and Williamson LLP as its principal accountants.

Item 7.  Exhibits

The following exhibit is being filed with the current report on Form 8-K:

Letter dated April 18, 2001 from Porter & Company, addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Capital Development Group, Inc.


April 18, 2001                     By:/s/ Michael P. Vahl
                                      ----------------------------------------
                                      Michael P. Vahl, President/CEO